UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2019

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure:

On January 18, 2019, RAIT Financial Trust (“RAIT”) announced the following:

Tax Treatment of 2018 Dividends

Series A Preferred Shares

RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Shares”) are currently listed under the CUSIP #749227203 and trade under the OTCQB ticker symbol “RASFP”. The aggregate amount of dividends with record dates in 2018 was $0.4844 per share. The following table contains information on the 2018 Series A Preferred Shares dividend payments.

Record Date	Pay Date	Distribution Per Share	Ordinary Dividends	Qualified Dividend (Included in Ordinary Dividends)	Capital Gain Distribution	Unrecaptured Sec. 1250 Gain	Return of Capital
3/23/2018	4/2/2018	$0.4844	$—	$—	$—	$—	$0.4844
		$0.4844	$—	$—	$—	$—	$0.4844

Series B Preferred Shares

RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Shares”) are currently listed under the CUSIP #749227302 and trade under the OTCQB ticker symbol “RASFO”. The aggregate amount of dividends with record dates in 2018 was $0.5234 per share. The following table contains information on the 2018 Series B Preferred Shares dividend payments.

Record Date	Pay Date	Distribution Per Share	Ordinary Dividends	Qualified Dividend (Included in Ordinary Dividends)	Capital Gain Distribution	Unrecaptured Sec. 1250 Gain	Return of Capital
3/23/2018	4/2/2018	$0.5234	$—	$—	$—	$—	$0.5234
		$0.5234	$—	$—	$—	$—	$0.5234

Series C Preferred Shares

RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares (the “Series C Preferred Shares”) are currently listed under the CUSIP #749227500 and trade under the OTCQB ticker symbol “RASFN”. The aggregate amount of dividends with record dates in 2018 was $0.5547 per share. The following table contains information on the 2018 Series C Preferred Shares dividend payments.

Record Date	Pay Date	Distribution Per Share	Ordinary Dividends	Qualified Dividend (Included in Ordinary Dividends)	Capital Gain Distribution	Unrecaptured Sec. 1250 Gain	Return of Capital
3/23/2018	4/2/2018	$0.5547	$—	$—	$—	$—	$0.5547
		$0.5547	$—	$—	$—	$—	$0.5547

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

January 18, 2019	By:	/s/ Alfred J. Dilmore
Name: Alfred J. Dilmore
Title: Chief Financial Officer,
Treasurer and Chief Accounting Officer